SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

X	Filed by the registrant
Filed by a party other than the registrant
Check the appropriate box:
	Preliminary proxy statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive proxy statement
X	Definitive additional materials
Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

SEARS, ROEBUCK AND CO.
(Name of Registrant as Specified in Its charter)

________________________________________________
(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
X	No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      Title of each class of securities to which transaction applies:

        ___________________________________________________________
      Aggregate number of securities to which transaction applies:

        ___________________________________________________________
      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ___________________________________________________________
      Proposed maximum aggregate value of transaction:

        ___________________________________________________________
      Total fee paid:

        ___________________________________________________________
Fee paid previously with preliminary materials. __________________________________________________________
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      Amount previously paid:

        ___________________________________________________________
      Form, schedule or registration statement no.:

        ___________________________________________________________
      Filing party:

        ___________________________________________________________
      Date filed:

      ___________________________________________________________

Sears, Roebuck and Co.
2001 Telephone Voting Script

Toll Free: 1-877-PRX-VOTE or 1-877-779-8683

  Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

  Enter the Voter Control Number as it appears on the proxy card followed by the pound sign.

  Enter the last four digits of the U.S. social security number or taxpayer identification number for this account followed by the pound sign.

  The company that you are voting is Sears, Roebuck and Co.

  Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

  To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.

  If 1, go to 12.
  If 2, go to 7.

  Item # 1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

  If 1, go to 8.
  If 2, go to 8.
  If 3, go to Director Exception.

  Director Exception
  Using your proxy card, enter the 2-digit number of a nominee from whom you wish to withhold your vote. When completed press 00.

  If 00, go to 8.
  If valid nominee number, go to Next Nominee.

  Next Nominee

  To withhold your vote from another nominee enter the 2-digit number next to the nominee followed by the pound key, or if you have completed voting on directors press the pound key again.

  If 00, go to 8.
  If valid nominee number, go to Next Nominee.

  Invalid Nominee Number

  You have entered an invalid nominee number.
  {Go to Next Nominee.}

  Item # 2. To vote for, press 1; against, press 2; to abstain, press 3.

  If 1, go to 9.
  If 2, go to 9.
  If 3, go to 9.

  Item # 3. To vote for, press 1; against, press 2; to abstain, press 3.

  If 1, go to 10.
  If 2, go to 10.
  If 3, go to 10.

  Item # 4. To vote for, press 1; against, press 2; to abstain, press 3.

  If 1, go to 11.
  If 2, go to 11.
  If 3, go to 11.

  Item # 5. To vote for, press 1; against, press 2; to abstain, press 3.

  If 1, go to 12.
  If 2, go to 12.
  If 3, go to 12.

  If you would like to attend the annual meeting, press 1. If not, press 2.

  If 1, go to 13.
  If 2, go to 13.

  If you would like to discontinue mailing an annual report to this account, press 1.

  If not, press 2.
  If 1, go to 14.
  If 2, go to 14.

  You have cast your vote as follows:

  {Playback back the appropriate vote for this proxy card.}

  Default Playback

  You have voted in the manner recommended by the board of directors.

  Director Proposal Playback

  For all nominees
  Or
  For all nominees except: #
  Or
  Withhold For all nominees

  For/Against/Abstain Proposal Playback

  Item # {For | Against | Abstain}

  To confirm your vote, press 1. To cancel your vote, press 2.

  If 1, go to 17.
  If 2, go to 16.

  Your vote has been cancelled. If you wish to vote this card or another card, press 1. Otherwise, please hang up and mark, sign, and return your card in the envelope provided. Thank you.

  Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another proxy card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.
No Key Pressed

Go to the same item (repeat three times); otherwise, go to Error.

Invalid Number

Go to the same item (repeat three times); otherwise, go to Error.

Error

We are unable to process your request at this time. Thank you for calling.

{Call ends.}

  On-Line Voting Site

If you have more than one proxy card, please vote only one card at a time.

Enter the Voter Control Number that appears in the box on
               your proxy card.

Enter the last 4 digits of your U.S. Taxpayer Identification
               (Social Security) Number for this account.

                  If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

                  Important: For your vote to be cast, the Voter Control
                  Number and the last four digits of the U.S. Taxpayer
                  Identification (Social Security) Number for this account
                  must match the numbers on our records.

                  Enter your e-mail address to receive an e-mail confirmation of your vote.

                 Enter your e-mail address again for validation.

Welcome! Name Line Address Line City, State Zip Line
e-mail address:

Copyright © 2000 EquiServe. All rights reserved.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SEARS, ROEBUCK AND CO.

The undersigned, revoking any proxy previously given, hereby appoint(s) Michael A. Miles, Hall Adams, Jr. and Brenda C. Barnes, and each of them, as proxies with full powers of substitution, to vote, as directed below, all shares the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of Sears, Roebuck and Co. and authorizes each proxy to vote at his discretion on any other matter that may properly come before the meeting or at any adjournment of the meeting.

This card also provides voting instructions for any Sears common shares held on the undersigned's behalf in the Sears 401(k) Profit Savings Plan.

The nominees for election to the board of directors are: 01. Warren L. Batts
                                                                                   02. Donald J. Carty
                                                                                   03. Alan J. Lacy
                                                                                   04. Hugh B. Price

Instruction: To maximize the possible number of nominees elected to Sears, Roebuck and Co.'s Board of Directors, unless otherwise specified below this proxy authorizes the proxies named above to cumulate all votes that the undersigned is entitled to cast at the annual meeting for and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, you must vote by mail.

The Board of Directors Recommends a Vote
"FOR" all Nominees for Director.
"FOR" Proposals 2, 3 and 4.
"AGAINST" Proposal 5.

Check this box to vote all proposals in accordance with the recommendations of the Board of Directors. ❑

The Board of Directors Recommends a Vote "FOR" all Nominees for Director.

For All Nominees Except As Noted Below	Withhold As To All Nominees
1. Director ❑	❑
❑ Warren L. Batts	❑ Donald J. Carty
❑ Alan J. Lacy	❑ Hugh B. Price
The Board of Directors Recommends a Vote "FOR" Proposals 2, 3 and 4.
2. Appointment of Deloitte & Touche LLP as independent auditors for the year 2001.	For ❑	Against ❑	Abstain ❑
3. Approval of the material terms of the performance goals under the Annual Incentive Compensation Plan.	For ❑	Against ❑	Abstain ❑
4. Approval of the material terms of the performance goals under the Long-Term Incentive Compensation Plan	For ❑	Against ❑	Abstain ❑
The Board of Directors Recommends a Vote "AGAINST" Proposal 5.
5. Shareholder proposal regarding vendor standards.	For ❑	Against ❑	Abstain ❑

Check the box below, if the option applies to you.
  ❑ I will attend the Annual Meeting.

❑ Please do not mail future Annual Reports. Another household member receives them.

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

Your proxy vote has been recorded as follows:
1. Director [confirmation of vote]
2. Appointment of Deloitte & Touche LLP as independent auditors for the year 2001. [confirmation of vote]
3. Approval of the material terms of the performance goals under the Annual Incentive Compensation Plan. [confirmation of vote]
4. Approval of the material terms of the performance goals under the Long-Term Incentive Compensation Plan. [confirmation of vote]
5. Shareholder proposal regarding vendor standards. [confirmation of vote]
Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the Proceed button.
Copyright © 2000 EquiServe. All rights reserved.

Thank you for using EquiServe's Vote-By-Net Facility. Your vote will be applied within 24 hours.
To sign up for electronic delivery of future Sears proxy materials and other shareholder mailings, please click the Proceed button below.

To send comments regarding Sears or the Internet voting system, please click the button below.

To report a change of address, please click the Proceed button below.

To vote another proxy card, or to change your vote, please click the button below. You may now go to the Sears, Roebuck and Co. home page or the EquiServe home page.

  Copyright © 2000 EquiServe. All rights reserved.

Sample Electronic Proxy Notification*

Sent: Date Time
To: Name
From: equiserve.com
Subject: Sears, Roebuck and Co. 2001 Annual Meeting

Subject: Sears 2001 Annual Meeting

Dear Shareholder:

Recently, you consented to receive your Annual Meeting material over the Internet. This e-mail provides the information you will need to view the Annual Meeting material online, vote your shares, and print a copy of the materials.

View Annual Meeting Materials and Internet Voting Link

To view the 2000 Annual Report and 2001 Proxy Statement and vote your proxy, please go to the web site:

http://www.media.corporate-ir.net/media_files/nys/s/s_proxy_equiserve.htm

To access and vote your proxy card, you will need to enter your control number exactly as it appears below.

Control Number:

Thank you for participating in Sears Paperless Annual Meeting Material Program.

Remember, your vote counts!

Bounced E-mail Notification

[Letterhead of Equiserve]

Re: Sears, Roebuck and Co.

Dear Shareholder:

You expressed an interest in receiving your Sears, Roebuck and Co. Annual Meeting materials over the Internet by registering your e-mail address and other information on our online consent web site. Regrettably, the electronic notification that was sent to you for the 2001 Sears, Roebuck and Co. Annual Meeting was returned to us as undeliverable.

We appreciate your interest in this program and hope that you will visit the consent web site again to update your consent information and e-mail address:

http://www.econsent.com/s

Meanwhile, if you would like to view the Sears, Roebuck and Co. 2000 Annual Report and 2001 Proxy Statement over the Internet, visit our proxy materials web site:

http://www.media.corporate-ir.net/media_files/nys/s/s_proxy_equiserve.htm

And to vote your proxy over the Internet, go to the web site:

http://www.media.corporate-ir.net/media_files/nys/s/s_proxy_equiserve.htm

To access your proxy card over the Internet, you will need to enter your control number exactly as it appears below.

CONTROL NUMBER: ________________________

Thank you for your interest in Sears, Roebuck and Co. electronic delivery program.

  Directions to Annual Meeting Location

                                  Sears, Roebuck and Co.
       3333 Beverly Road
                                  Hoffman Estates, IL 60179

Dear Shareholder:

Please join us at our Annual Meeting of Shareholders on May 10, 2001 at 10:00 a.m. Parking is available in our Visitor's Parking Lot. Signs will direct you to the lot.

DIRECTIONS TO SEARS HOME OFFICE

Directions from Midway Airport:

Take Rt. 290, Eisenhower Expressway, West. This will turn into Rt. 53 North, approximately 25 miles out of the Loop. Follow Rt. 53 North and exit on Rt. 90 West, Northwest Tollway. Stay on Rt. 90 West to the exit at Beverly Road and proceed North. You will see the Sears Entrance on the right. Turn right into the Sears complex and follow the signs to Visitor Parking. Proceed from Visitor Parking to the Main Entrance (you passed it on the way to the Visitor Parking area).

Directions from the Loop or O'Hare Airport:

Take I-90/94 West and stay on I-90, Northwest Tollway, west towards Rockford. Exit at Beverly Road and proceed North. You will see the Sears Entrance on the right. Turn right into the Sears complex and follow the signs to Visitor Parking. Proceed from Visitor Parking to the Main Entrance (you passed it on the way to the Visitor Parking area).

Directions from West of Route 59:

Take Rt. 90, Northwest Tollway, East to Rt. 59 (first exit after Rt. 25). Exit at Route 59 and proceed North. At Higgins Road (Route 72) turn left. Proceed West on Higgins Road to Beverly Road. At Beverly Road turn left and proceed South. You will see the Sears Entrance on the left. Turn left into the Sears complex and follow the signs to Visitor Parking. Proceed from Visitor Parking to the Main Entrance (you passed it on the way to the Visitor Parking area).